UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Annual Report to Shareholders

DWS High Income Plus Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

32 Financial Statements

36 Financial Highlights

41 Notes to Financial Statements

52 Report of Independent Registered Public Accounting Firm

53 Tax Information

54 Investment Management Agreement Approval

59 Summary of Management Fee Evaluation by Independent Fee Consultant

64 Trustees and Officers

68 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities and emerging markets presents certain risks, such as currency fluctuation, political and economic changes, and market risks. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.10%, 1.89%, 1.85% and 0.78% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS High Income Plus Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS High Income Plus Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS High Income Plus Fund	1-Year	3-Year	5-Year	10-Year
Class A	-23.60%	-4.06%	1.02%	4.44%
Class B	-24.19%	-4.80%	.24%	3.64%
Class C	-24.19%	-4.79%	.25%	3.63%
Institutional Class	-23.31%	-3.73%	1.37%	4.84%
Credit Suisse High Yield Index+	-24.87%	-3.73%	.86%	3.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/08	$ 5.26	$ 5.27	$ 5.27	$ 5.26
10/31/07	$ 7.50	$ 7.51	$ 7.51	$ 7.50
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .58	$ .52	$ .52	$ .60
October Income Dividend	$ .0490	$ .0451	$ .0446	$ .0506
SEC 30-day Yield as of 10/31/08++	12.63%	12.32%	12.36%	13.57%
Current Annualized Distribution Rate as of 10/31/08++	11.00%	10.10%	9.99%	11.36%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 12.50%, 12.18%, 12.23% and 13.43% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 10.87%, 9.96%, 9.86% and 11.22% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Plus Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS High Income Plus Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,296	$8,433	$10,047	$14,747
	Average annual total return	-27.04%	-5.52%	.09%	3.96%
Class B	Growth of $10,000	$7,371	$8,488	$10,051	$14,302
	Average annual total return	-26.29%	-5.32%	.10%	3.64%
Class C	Growth of $10,000	$7,581	$8,632	$10,124	$14,291
	Average annual total return	-24.19%	-4.79%	.25%	3.63%
Credit Suisse High Yield Index+	Growth of $10,000	$7,513	$8,923	$10,436	$14,412
	Average annual total return	-24.87%	-3.73%	.86%	3.72%

The growth of $10,000 is cumulative.

+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS High Income Plus Fund — Institutional Class [] Credit Suisse High Yield Index+

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS High Income Plus Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$766,900	$892,300	$1,070,200	$1,604,200
	Average annual total return	-23.31%	-3.73%	1.37%	4.84%
Credit Suisse High Yield Index+	Growth of $1,000,000	$751,300	$892,300	$1,043,600	$1,441,200
	Average annual total return	-24.87%	-3.73%	.86%	3.72%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — High Current Yield Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	179	of	462	39
3-Year	136	of	389	35
5-Year	50	of	336	15
10-Year	9	of	180	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 0.91% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS High Income Plus Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS High Income Plus Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares prior to its inception on May 16, 2005 are derived from the historical performance of Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/08
DWS High Income Plus Fund	1-Year	3-Year	5-Year	10-Year
Class S	-23.41%	-3.83%	1.27%	4.71%
Credit Suisse High Yield Index+	-24.87%	-3.73%	.86%	3.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/08	$ 5.28
10/31/07	$ 7.51
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .58
October Income Dividend	$ .0475
SEC 30-day Yield as of 10/31/08++	13.24%
Current Annualized Distribution Rate as of 10/31/08++	10.62%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 13.11% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 10.49% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — High Current Yield Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	184	of	462	40
3-Year	148	of	389	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS High Income Plus Fund — Class S [] Credit Suisse High Yield Index+

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS High Income Plus Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$7,659	$8,894	$10,653	$15,850
	Average annual total return	-23.41%	-3.83%	1.27%	4.71%
Credit Suisse High Yield Index+	Growth of $10,000	$7,513	$8,923	$10,436	$14,412
	Average annual total return	-24.87%	-3.73%	.86%	3.72%

The growth of $10,000 is cumulative.

+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 780.30	$ 777.50	$ 777.40	$ 782.40	$ 782.00
Expenses Paid per $1,000*	$ 4.43	$ 7.82	$ 7.64	$ 3.63	$ 2.69
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,020.16	$ 1,016.34	$ 1,016.54	$ 1,021.06	$ 1,022.12
Expenses Paid per $1,000*	$ 5.03	$ 8.87	$ 8.67	$ 4.12	$ 3.05
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Income Plus Fund	.99%	1.75%	1.71%	.81%	.60%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS High Income Plus Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Gary Sullivan, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

In the following interview, Portfolio Manager Gary Sullivan discusses DWS High Income Plus Fund's strategy and the market environment during the 12-month period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the high-yield bond market perform during the annual period?

A: High-yield bonds produced a negative absolute return and underperformed the broader bond market by a wide margin during the past year. The Credit Suisse High Yield Index (the fund's benchmark) returned -24.87% over the 12-month period, well behind the 0.30% return of the Barclays Capital US Aggregate Index.1

For several reasons, high-yield bonds were particularly vulnerable to the crosscurrents affecting the broader financial system. First, concerns about a sharp economic slowdown led to speculation that the high-yield default rate would soar from its current level of about 3%, which is low on a historical basis.2 Second, the crisis caused a number of corporations to lose access to credit — an issue of particular importance for companies in the high-yield sector. And third, the rapid rise in investor risk aversion sparked a flight to quality into Treasuries and a concurrent flood of cash out of higher-risk "spread sectors."3 The result, for high-yield bonds, was a surge of indiscriminate selling late in the period, particularly from investors who were forced to close out positions at virtually any price in order to raise cash.

1 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 Source: Moody's Investors Service.
3 "Spread sectors" are non-Treasury bond sectors of the fixed-income market.

The extreme weakness in high yield caused the spread between high-yield bonds and Treasuries to increase from 438 basis points (4.38 percentage points) one year ago to 1471 basis points on October 31, 2008.4 At this level, the yield spread stands well above all-time high levels of 1080 basis points in September 2002 and 1096 basis points in 1990. This indicates that on a historical basis, the high-yield sector is trading at extremely distressed levels.

Q: How did the fund perform?

A: The fund's Class A shares returned -23.60% during the 12-month period ended October 31, 2008, slightly outpacing the -24.87% return of the benchmark and the -25.13% average return of the funds in its Lipper peer group, High Current Yield Funds.5 (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

4 Source: Credit Suisse. The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High Yield Index from January 31, 1986 to October 31, 2008. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.
5 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. Category returns assume reinvestment of distributions. It is not possible to invest directly into a Lipper category.

Q: What individual securities helped performance?

A: Fund performance was helped by our decision to avoid a number of individual securities that underperformed, particularly those related to the real estate and mortgage businesses. We believe this helps illustrate the value of using credit research to identify and avoid higher-risk securities.

The leading individual contributor to performance was DRS Technologies, Inc., a defense-related firm that was bid for by the investment-grade-rated company Finmeccanica. Also performing well for the fund were Kansas City Southern Railway Co. and its subsidiary Kansas City Southern de Mexico SA de CV. The company has a substantial asset base, which was viewed as a positive attribute amid the credit crisis. Two utilities held in the fund — AES Corp. and Allegheny Energy Supply Co. LLC — saw their bonds gain ground due to the companies' steady cash flows and defensive nature. In addition, the bonds of Allied Security, Inc.* rose in price when the company was bought out and its bonds were tendered at a premium.

Q: What holdings hurt performance?

A: The fund's performance was hurt by its position in bonds issued by GMAC LLC. These bonds generated very poor performance due to GMAC's exposure to rising defaults on auto loans.

The fund's performance was also hurt by its positions in two companies forced to go through debt restructurings: American Color Graphics, Inc.* and Tropicana Entertainment LLC. Another notable detractor was Young Broadcasting, Inc., whose bonds lost ground when the company ran into difficulties selling its holding in the San Francisco television station KRON, raising the likelihood of a restructuring.

* Not held in the portfolio as of October 31, 2008.

Q: What is your view on the high-yield market as a whole?

A: It's understandable that the sell-off in high-yield bonds has been unnerving to many investors. Still, we believe it is important to emphasize two key points. First, in managing this fund we continue to place a focus on intensive credit research to avoid defaults to the greatest extent possible. While some defaults/ restructurings are inevitable, we strive to make every effort to reduce this risk. Second, the market has fallen to a level that has prompted us to adopt a more positive outlook than we held throughout the first half of the year. Although it's true that slowing economic growth means that defaults are likely to increase from their current level, we believe this development is more than discounted into market prices given that yield spreads are near all-time highs. Further, we believe it's worth pointing out that the last two times high-yield bonds performed this poorly, the subsequent rebounds were impressive. In 1990, when the market fell 6.38%, it rose 43.75% in the following calendar year. Ten years later, the -5.21% loss of 2000 was followed by gains of 5.78%, 3.10% and 27.94% in the next three years.6 Naturally, past performance is no guarantee of future results.

6 Based on the Credit Suisse High Yield Index.

Our citation of these numbers does not mean that we have moved to a strongly optimistic posture. In fact, we think a continued cautious approach is necessary given the unprecedented nature of this financial crisis. This conviction is reflected in our continued focus on mitigating risk. Nevertheless, we believe investors can be well served by maintaining a long-term perspective at this stage of the market downturn.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/08	10/31/07

Corporate Bonds	90%	92%
Loan Participation and Assignments	7%	6%
Cash Equivalents	2%	2%
Other Investments	1%	—
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/08	10/31/07

Energy	16%	8%
Consumer Discretionary	14%	24%
Materials	13%	12%
Utilities	12%	8%
Industrials	11%	13%
Financials	11%	15%
Telecommunication Services	9%	7%
Health Care	7%	5%
Information Technology	4%	4%
Consumer Staples	3%	4%
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/08	10/31/07

A*	3%	—
BBB	12%	3%
BB	38%	29%
B	40%	55%
CCC	6%	13%
D	1%	—
	100%	100%
* Includes cash equivalents.

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	10/31/08	10/31/07

Under 1 year	2%	11%
1-4.99 years	37%	34%
5-9.99 years	55%	49%
10-14.99 years	2%	2%
15 years or greater	4%	4%
	100%	100%

Weighted average effective maturity: 6.1 years and 5.9 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 87.6%
Consumer Discretionary 12.0%
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,453,000	1,031,629
American Achievement Corp., 144A, 8.25%, 4/1/2012	350,000	349,125
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	700,154	665,146
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	830,000	365,200
8.0%, 3/15/2014	345,000	172,500
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	790,000	497,700
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	575,000	350,750
Carrols Corp., 9.0%, 1/15/2013	355,000	228,975
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	1,870,000	1,519,375
CSC Holdings, Inc.:
6.75%, 4/15/2012	570,000	493,050
Series B, 7.625%, 4/1/2011	605,000	556,600
Series B, 8.125%, 7/15/2009	190,000	181,925
Series B, 8.125%, 8/15/2009	545,000	521,838
Denny's Holdings, Inc., 10.0%, 10/1/2012	230,000	174,800
DIRECTV Holdings LLC, 144A, 7.625%, 5/15/2016	1,710,000	1,436,400
Dollarama Group LP, 8.883%***, 8/15/2012 (PIK) (b)	532,000	372,400
EchoStar DBS Corp.:
6.375%, 10/1/2011	815,000	725,350
6.625%, 10/1/2014	973,000	780,832
7.125%, 2/1/2016	785,000	629,963
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	735,000	99,225
General Motors Corp.:
7.4%, 9/1/2025	385,000	100,100
8.375%, 7/15/2033	970,000	315,250
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	690,000	517,500
Group 1 Automotive, Inc., 8.25%, 8/15/2013	345,000	227,700
Hertz Corp., 8.875%, 1/1/2014	1,995,000	1,456,350
Idearc, Inc., 8.0%, 11/15/2016	1,470,000	203,963
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	450,000	225,000
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	670,000	324,950
Kabel Deutschland GmbH, 10.625%, 7/1/2014	985,000	827,400
Lamar Media Corp., Series C, 6.625%, 8/15/2015	450,000	330,750
Liberty Media LLC:
5.7%, 5/15/2013	150,000	104,314
8.25%, 2/1/2030	850,000	467,004
8.5%, 7/15/2029	1,135,000	634,901
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	345,000	276,000
MGM MIRAGE:
6.625%, 7/15/2015	340,000	198,900
6.75%, 9/1/2012	955,000	611,200
8.375%, 2/1/2011	600,000	348,000
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	1,005,000	703,500
Norcraft Holdings LP, 9.75%, 9/1/2012	1,830,000	1,500,600
Penske Automotive Group, Inc., 7.75%, 12/15/2016	1,345,000	642,238
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	474,000	357,870
Quebecor Media, Inc., 7.75%, 3/15/2016	455,000	315,088
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	565,000	79,100
Quiksilver, Inc., 6.875%, 4/15/2015	700,000	336,000
Reader's Digest Association, Inc., 9.0%, 2/15/2017	500,000	141,250
Sabre Holdings Corp., 8.35%, 3/15/2016	625,000	268,750
Seminole Hard Rock Entertainment, Inc., 144A, 5.319%***, 3/15/2014	820,000	541,200
Shaw Communications, Inc., 8.25%, 4/11/2010	715,000	702,487
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	565,000	276,850
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	2,320,000	649,600
Sinclair Television Group, Inc., 8.0%, 3/15/2012	586,000	483,450
Sirius XM Radio, Inc., 9.625%, 8/1/2013	1,380,000	427,800
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	680,000	312,800
Travelport LLC:
7.436%***, 9/1/2014	520,000	228,800
9.875%, 9/1/2014	105,000	49,875
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	170,000	43,775
United Components, Inc., 9.375%, 6/15/2013	110,000	68,200
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	1,260,000	1,108,093
144A, 10.375%, 2/15/2015	430,000	283,263
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	670,000	576,415
144A, 8.0%, 11/1/2016 EUR	335,000	256,184
Vitro SAB de CV, 9.125%, 2/1/2017	2,070,000	646,875
Young Broadcasting, Inc., 8.75%, 1/15/2014	3,217,000	229,211
		29,551,339
Consumer Staples 2.7%
Alliance One International, Inc., 8.5%, 5/15/2012	355,000	273,350
Delhaize America, Inc.:
8.05%, 4/15/2027	185,000	150,778
9.0%, 4/15/2031	1,542,000	1,366,420
General Nutrition Centers, Inc., 7.584%***, 3/15/2014 (PIK)	390,000	241,800
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	2,684,000	1,650,660
Smithfield Foods, Inc., 7.75%, 7/1/2017	230,000	144,900
Viskase Companies, Inc., 11.5%, 6/15/2011	3,620,000	2,896,000
		6,723,908
Energy 12.8%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	1,395,000	941,625
Belden & Blake Corp., 8.75%, 7/15/2012	3,114,000	2,506,770
Bristow Group, Inc., 7.5%, 9/15/2017	685,000	513,750
Chaparral Energy, Inc.:
8.5%, 12/1/2015	1,020,000	520,200
8.875%, 2/1/2017	385,000	196,350
Chesapeake Energy Corp.:
6.25%, 1/15/2018	435,000	308,850
6.875%, 1/15/2016	2,159,000	1,732,597
7.25%, 12/15/2018	1,180,000	890,900
7.5%, 6/15/2014	295,000	242,638
Cimarex Energy Co., 7.125%, 5/1/2017	565,000	452,000
Delta Petroleum Corp., 7.0%, 4/1/2015	1,145,000	541,013
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	230,000	192,050
8.375%, 5/1/2016	1,265,000	936,100
El Paso Corp.:
7.25%, 6/1/2018	1,165,000	873,750
9.625%, 5/15/2012	460,000	416,906
EXCO Resources, Inc., 7.25%, 1/15/2011	915,000	741,150
Forest Oil Corp., 144A, 7.25%, 6/15/2019	345,000	234,600
Frontier Oil Corp.:
6.625%, 10/1/2011	490,000	433,650
8.5%, 9/15/2016	925,000	804,750
GulfSouth Pipeline Co., LP, 144A, 5.75%, 8/15/2012	160,000	140,219
KCS Energy, Inc., 7.125%, 4/1/2012	2,580,000	1,844,700
Mariner Energy, Inc.:
7.5%, 4/15/2013	560,000	386,400
8.0%, 5/15/2017	715,000	421,850
Newfield Exploration Co., 7.125%, 5/15/2018	1,050,000	741,562
OPTI Canada, Inc.:
7.875%, 12/15/2014	875,000	525,000
8.25%, 12/15/2014	1,725,000	1,026,375
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	700,000	474,250
9.125%, 7/15/2013	640,000	492,800
Plains Exploration & Production Co.:
7.0%, 3/15/2017	590,000	386,450
7.625%, 6/1/2018	1,180,000	772,900
Quicksilver Resources, Inc., 7.125%, 4/1/2016	1,345,000	860,800
Range Resources Corp., 7.25%, 5/1/2018	115,000	92,863
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	460,000	305,900
Stallion Oilfield Services, 144A, 9.75%, 2/1/2015	385,000	180,950
Stone Energy Corp.:
6.75%, 12/15/2014	1,190,000	761,600
8.25%, 12/15/2011	1,870,000	1,533,400
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	570,000	418,175
Tesoro Corp., 6.5%, 6/1/2017	675,000	452,250
Whiting Petroleum Corp.:
7.0%, 2/1/2014	685,000	486,350
7.25%, 5/1/2012	1,200,000	948,000
7.25%, 5/1/2013	285,000	213,750
Williams Companies, Inc.:
8.125%, 3/15/2012	2,110,000	1,920,100
8.75%, 3/15/2032	2,742,000	2,234,730
Williams Partners LP, 7.25%, 2/1/2017	580,000	461,100
		31,562,123
Financials 9.4%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	1,475,000	973,500
Ashton Woods USA LLC, 9.5%, 10/1/2015**	1,765,000	353,000
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	345,000	120,750
Citigroup, Inc., 6.5%, 8/19/2013	830,000	786,806
Conproca SA de CV, REG S, 12.0%, 6/16/2010	2,643,300	2,755,640
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012**	3,030,090	0
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	4,400,000	2,663,932
7.875%, 6/15/2010	1,600,000	1,075,014
GMAC LLC, 6.875%, 9/15/2011	7,135,000	4,178,606
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	1,640,000	984,000
8.875%, 4/1/2015 (PIK)	1,065,000	617,700
9.75%, 4/1/2017	885,000	495,600
Hexion US Finance Corp., 9.75%, 11/15/2014	325,000	206,375
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	1,940,000	1,542,300
iPayment, Inc., 9.75%, 5/15/2014	645,000	483,750
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	570,000	285,000
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	920,000	386,400
NiSource Finance Corp.:
6.15%, 3/1/2013	80,000	65,445
7.875%, 11/15/2010	165,000	148,980
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	585,000	263,250
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	570,000	541,500
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	143,000	124,410
Sprint Capital Corp.:
7.625%, 1/30/2011	575,000	477,250
8.375%, 3/15/2012	230,000	185,150
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	1,790,000	85,025
UCI Holdco, Inc., 10.316%***, 12/15/2013 (PIK)	850,225	323,086
Universal City Development Partners, 11.75%, 4/1/2010	2,930,000	2,344,000
Williams Companies, Inc., Credit Linked Certificate Trust, 144A, 6.75%, 4/15/2009	10,000	9,750
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015 EUR	540,000	516,193
144A, 10.75%, 12/1/2015	130,000	100,100
		23,092,512
Health Care 6.0%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	1,320,000	871,200
Boston Scientific Corp., 6.0%, 6/15/2011	815,000	729,425
Community Health Systems, Inc., 8.875%, 7/15/2015	4,570,000	3,827,375
HCA, Inc.:
9.125%, 11/15/2014	895,000	769,700
9.25%, 11/15/2016	3,225,000	2,741,250
9.625%, 11/15/2016 (PIK)	925,000	744,625
HEALTHSOUTH Corp., 10.75%, 6/15/2016	455,000	411,775
IASIS Healthcare LLC, 8.75%, 6/15/2014	685,000	541,150
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	595,000	489,387
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	685,000	513,750
The Cooper Companies, Inc., 7.125%, 2/15/2015	1,145,000	916,000
Vanguard Health Holding Co. I LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	770,000	604,450
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	1,845,000	1,531,350
		14,691,437
Industrials 10.5%
Actuant Corp., 6.875%, 6/15/2017	450,000	384,750
Allied Waste North America, Inc., 6.5%, 11/15/2010	390,000	364,650
ARAMARK Corp., 8.5%, 2/1/2015	225,000	192,375
Baldor Electric Co., 8.625%, 2/15/2017	570,000	436,050
BE Aerospace, Inc., 8.5%, 7/1/2018	1,195,000	1,027,700
Belden, Inc., 7.0%, 3/15/2017	585,000	447,525
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	85,500
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	1,862,000	1,396,500
Cenveo Corp., 144A, 10.5%, 8/15/2016	580,000	490,100
Congoleum Corp., 8.625%, 8/1/2008**	1,188,000	891,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	1,565,000	1,549,350
6.875%, 11/1/2013	1,625,000	1,608,750
7.625%, 2/1/2018	1,940,000	1,920,600
Education Management LLC, 8.75%, 6/1/2014	100,000	73,000
Esco Corp.:
144A, 6.694%***, 12/15/2013	560,000	425,600
144A, 8.625%, 12/15/2013	1,130,000	904,000
General Cable Corp.:
6.258%***, 4/1/2015	875,000	507,500
7.125%, 4/1/2017	590,000	377,600
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	210,000	140,700
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	460,000	331,200
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	1,575,000	614,250
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	965,000	755,112
7.625%, 12/1/2013	1,520,000	1,189,400
9.375%, 5/1/2012	1,755,000	1,482,975
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	420,000	403,200
8.0%, 6/1/2015	1,080,000	888,300
Mobile Services Group, Inc., 9.75%, 8/1/2014	685,000	513,750
Moog, Inc., 144A, 7.25%, 6/15/2018	230,000	184,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	920,000	754,400
Ply Gem Industries, Inc., 11.75%, 6/15/2013	415,000	273,900
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	1,900,000	408,500
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	515,000	355,350
Seitel, Inc., 9.75%, 2/15/2014	350,000	220,500
Titan International, Inc., 8.0%, 1/15/2012	1,975,000	1,757,750
TransDigm, Inc., 7.75%, 7/15/2014	345,000	276,000
United Rentals North America, Inc.:
6.5%, 2/15/2012	1,140,000	798,000
7.0%, 2/15/2014	1,540,000	839,300
US Concrete, Inc., 8.375%, 4/1/2014	630,000	393,750
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	248,678	58,017
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	350,000	262,500
		25,983,404
Information Technology 3.7%
Alion Science & Technology Corp., 10.25%, 2/1/2015	555,000	305,250
Flextronics International Ltd., 6.25%, 11/15/2014	125,000	95,000
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	1,800,000	801,000
L-3 Communications Corp.:
5.875%, 1/15/2015	1,905,000	1,562,100
Series B, 6.375%, 10/15/2015	885,000	734,550
7.625%, 6/15/2012	2,060,000	1,910,650
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,894,000	928,060
MasTec, Inc., 7.625%, 2/1/2017	805,000	644,000
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	1,080,000	756,000
SunGard Data Systems, Inc., 10.25%, 8/15/2015	1,480,000	1,036,000
Vangent, Inc., 9.625%, 2/15/2015	455,000	268,450
		9,041,060
Materials 11.8%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	325,000	227,500
ARCO Chemical Co., 9.8%, 2/1/2020	4,802,000	2,256,940
Cascades, Inc., 7.25%, 2/15/2013	1,716,000	952,380
Chemtura Corp., 6.875%, 6/1/2016	1,215,000	759,375
Clondalkin Acquisition BV, 144A, 4.819%***, 12/15/2013	750,000	487,500
CPG International I, Inc., 10.5%, 7/1/2013	1,265,000	815,925
Exopack Holding Corp., 11.25%, 2/1/2014	1,875,000	1,443,750
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	1,590,000	1,272,000
8.375%, 4/1/2017	3,120,000	2,449,200
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	1,203,733	878,725
144A, 10.698%***, 12/31/2009	1,970,000	1,438,100
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	405,000	281,475
9.5%, 12/1/2011	470,000	401,850
Hexcel Corp., 6.75%, 2/1/2015	2,370,000	1,801,200
Huntsman LLC, 11.625%, 10/15/2010	2,810,000	2,781,900
Innophos, Inc., 8.875%, 8/15/2014	265,000	233,200
Jefferson Smurfit Corp., 8.25%, 10/1/2012	1,050,000	535,500
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	1,615,000	1,292,000
Metals USA Holdings Corp., 9.883%***, 7/1/2012 (PIK)	385,000	211,750
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	290,000	159,500
Momentive Performance Materials, Inc., 9.75%, 12/1/2014	785,000	439,600
NewMarket Corp., 7.125%, 12/15/2016	1,390,000	1,139,800
NewPage Corp., 10.0%, 5/1/2012	1,095,000	744,600
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	680,000	667,354
Pliant Corp., 11.85%, 6/15/2009 (PIK)	5	4
Radnor Holdings Corp., 11.0%, 3/15/2010**	290,000	362
Rhodia SA, 144A, 8.068%***, 10/15/2013 EUR	705,000	570,584
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	875,000	428,750
8.375%, 7/1/2012	555,000	283,050
Steel Dynamics, Inc.:
6.75%, 4/1/2015	240,000	157,200
7.375%, 11/1/2012	240,000	178,500
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	1,230,000	1,045,500
The Mosaic Co., 144A, 7.375%, 12/1/2014	1,780,000	1,556,042
Witco Corp., 6.875%, 2/1/2026	490,000	215,600
Wolverine Tube, Inc., 10.5%, 4/1/2009	980,000	882,000
		28,988,716
Telecommunication Services 7.6%
BCM Ireland Preferred Equity Ltd., 144A, 11.964%***, 2/15/2017 (PIK) EUR	669,946	191,336
Centennial Communications Corp.:
10.0%, 1/1/2013	430,000	380,550
10.125%, 6/15/2013	895,000	792,075
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,619,000	1,230,440
8.375%, 1/15/2014	658,000	475,405
Cricket Communications, Inc.:
9.375%, 11/1/2014	1,265,000	1,027,812
144A, 10.0%, 7/15/2015	465,000	391,763
Embratel, Series B, 11.0%, 12/15/2008	244,000	240,340
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	268,302	228,057
Hellas Telecommunications Luxembourg V, 144A, 8.818%***, 10/15/2012 EUR	325,000	215,399
Intelsat Corp.:
144A, 9.25%, 8/15/2014	235,000	202,100
144A, 9.25%, 6/15/2016	2,760,000	2,290,800
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	1,410,000	1,198,500
iPCS, Inc., 4.926%***, 5/1/2013	290,000	223,300
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	1,615,000	1,344,487
Millicom International Cellular SA, 10.0%, 12/1/2013	2,420,000	1,887,600
Qwest Corp.:
7.25%, 9/15/2025	200,000	133,000
7.875%, 9/1/2011	1,600,000	1,388,000
8.875%, 3/15/2012	345,000	301,875
Sprint Nextel Corp., 6.0%, 12/1/2016	580,000	401,650
Stratos Global Corp., 9.875%, 2/15/2013	450,000	380,250
Telesat Canada, 144A, 11.0%, 11/1/2015	1,915,000	1,149,000
Verizon Communications, Inc.:
8.75%, 11/1/2018	130,000	130,639
8.95%, 3/1/2039	130,000	132,125
Virgin Media Finance PLC:
8.75%, 4/15/2014	1,370,000	959,000
8.75%, 4/15/2014 EUR	965,000	688,766
West Corp., 9.5%, 10/15/2014	395,000	215,275
Windstream Corp.:
7.0%, 3/15/2019	690,000	420,900
8.625%, 8/1/2016	115,000	86,825
		18,707,269
Utilities 11.1%
AES Corp.:
8.0%, 10/15/2017	1,130,000	870,100
144A, 8.0%, 6/1/2020	1,160,000	852,600
144A, 8.75%, 5/15/2013	3,715,000	3,380,650
9.5%, 6/1/2009	855,000	825,075
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	5,034,000	4,606,110
CMS Energy Corp., 8.5%, 4/15/2011	2,680,000	2,557,519
Edison Mission Energy, 7.0%, 5/15/2017	1,230,000	973,238
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	1,700,000	1,309,000
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	535,000	446,725
Knight, Inc., 6.5%, 9/1/2012	1,040,000	910,000
Mirant Americas Generation LLC, 8.3%, 5/1/2011	1,305,000	1,197,337
Mirant North America LLC, 7.375%, 12/31/2013	420,000	366,975
NRG Energy, Inc.:
7.25%, 2/1/2014	1,345,000	1,176,875
7.375%, 2/1/2016	1,195,000	1,030,688
7.375%, 1/15/2017	1,045,000	903,925
Oncor Electric Delivery Co., 7.0%, 9/1/2022	485,000	387,704
Orion Power Holdings, Inc., 12.0%, 5/1/2010	660,000	636,900
Regency Energy Partners LP, 8.375%, 12/15/2013	800,000	608,000
Reliant Energy, Inc., 7.875%, 6/15/2017	1,350,000	1,032,750
Sierra Pacific Resources:
6.75%, 8/15/2017	1,345,000	1,057,842
8.625%, 3/15/2014	249,000	218,774
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	2,495,000	1,902,438
		27,251,225
Total Corporate Bonds (Cost $303,696,953)		215,592,993

Loan Participations and Assignments 7.1%
Senior Loans***
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 4.924%, 4/2/2014	332,444	246,008
Algoma Steel, Inc., Term Loan B, LIBOR plus 2.5%, 5.674%, 6/20/2013	458,540	371,417
Alliance Mortgage Cycle Loan, Term Loan A, LIBOR plus 7.25%, 10.424%, 6/1/2010**	700,000	0
Buffets, Inc.:
DIP Term Loan, LIBOR plus 7.25%, 10.424%, 1/22/2009	47,663	15,411
Letter of Credit, LIBOR plus 7.25%, 10.424%, 5/1/2013	147,939	47,834
Term Loan B, LIBOR plus 7.25%, 10.424%, 11/1/2013	1,473,539	476,447
Charter Communications Operating, LLC:
Incremental Term Loan, LIBOR plus 5.0%, 8.174%, 3/6/2014	1,054,700	896,495
Term Loan, LIBOR plus 2.0%, 5.174%, 3/6/2014	1,609,405	1,203,030
Energy Future Holdings Corp.:
Term Loan B2, LIBOR plus 3.5%, 6.674%, 10/14/2014	5,157,900	4,062,491
Term Loan B3, LIBOR plus 3.5%, 6.674%, 10/14/2014	2,555,950	2,012,452
Ford Motor Co., Term Loan B, LIBOR plus 3.0%, 6.174%, 12/16/2013	593,490	328,942
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 5.424%, 9/16/2013	336,583	228,876
Golden Nugget, Term Loan, 6.51%, 6/16/2014	665,000	266,000
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 5.174%, 3/26/2014	18,703	12,064
Term Loan B, LIBOR plus 2.0%, 5.174%, 3/26/2014	319,327	205,966
HCA, Inc., Term Loan A, LIBOR plus 1.5%, 4.674%, 11/17/2012	1,805,551	1,531,243
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 5.424%, 5/6/2013	1,576,602	1,108,351
Term Loan C2, LIBOR plus 2.25%, 5.424%, 5/6/2013	396,145	278,490
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 8.424%, 6/15/2014 (PIK)	768,839	595,850
Longview Power LLC:
Demand Draw, 5.75%, 4/1/2014	225,667	155,146
Letter of Credit, 3.663%, 4/1/2014	62,333	42,854
Term Loan B, 5.125%, 4/1/2014	192,000	132,000
NewPage Corp., Term Loan, LIBOR plus 3.75%, 6.924%, 12/19/2014	129,025	106,661
Sabre, Inc., Term Loan B, LIBOR plus 2.0%, 5.174%, 9/30/2014	549,071	314,190
Symbion, Inc.:
Term Loan A, LIBOR plus 3.25%, 6.424%, 8/23/2013	260,150	182,105
Term Loan B, LIBOR plus 3.25%, 6.424%, 8/23/2014	260,150	182,105
Telesat Canada:
Term Loan B, LIBOR plus 3.0%, 6.174%, 10/31/2014	1,545,252	1,188,299
Delayed Draw Term Loan, LIBOR plus 3.0%, 6.174%, 10/31/2014	132,716	102,059
Toys "R" Us, Term Loan B, LIBOR plus 4.25%, 7.424%, 7/19/2012	995,025	733,831
Tribune Co., Tranche B, LIBOR plus 3.0%, 6.174%, 5/19/2014	1,115,875	507,723
Total Loan Participations and Assignments (Cost $24,743,735)		17,534,340

Preferred Securities 0.4%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (c)	920,000	639,492
Xerox Capital Trust I, 8.0%, 2/1/2027	430,000	319,729
Total Preferred Securities (Cost $1,326,087)		959,221
	Shares	Value ($)

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	182,000	20,475
Industrials 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	648	0
Total Warrants (Cost $11,461)		20,475
	Units	Value ($)

Other Investments 0.3%
Hercules, Inc. (Bond Unit), 6.5%, 6/30/2029 (Cost $924,312)	1,219,000	804,540
	Shares	Value ($)

Common Stocks 0.0%
Industrials 0.0%
Vertis Holdings, Inc.*	12,403	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	18,710	15,902
GEO Specialty Chemicals, Inc. 144A*	1,703	1,448
Total Common Stocks (Cost $215,108)		17,350

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 12.0%*	40,003	2,210
Series AI, 144A, 12.0%*	40,000	260
Total Convertible Preferred Stocks (Cost $52,522)		2,470

Cash Equivalents 2.1%
Cash Management QP Trust, 2.30% (d) (Cost $5,093,029)	5,093,029	5,093,029
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $336,063,207)+	97.5	240,024,418
Other Assets and Liabilities, Net	2.5	6,112,214
Net Assets	100.0	246,136,632
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	10.424%	6/1/2010	700,000	USD	708,969	0
Ashton Woods USA LLC	9.5%	10/1/2015	1,765,000	USD	1,635,492	353,000
Congoleum Corp.	8.625%	8/1/2008	1,188,000	USD	1,048,695	891,000
Eaton Vance Corp., CDO II	13.68%	7/15/2012	3,030,090	USD	2,037,287	0
Quebecor World, Inc.	9.75%	1/15/2015	565,000	USD	565,000	79,100
Radnor Holdings Corp.	11.0%	3/15/2010	290,000	USD	186,538	362
Tropicana Entertainment LLC	9.625%	12/15/2014	1,790,000	USD	1,346,099	85,025
					7,528,080	1,408,487
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2008.
+ The cost for federal income tax purposes was $336,392,225. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $96,367,807. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $68,924 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $96,436,731.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Security has deferred its 6/15/2008 interest payment until 12/15/2008.
(c) Date shown is call date; not a maturity date for the perpetual preferred securities.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At October 31, 2008, open credit default swaps purchased were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Underlying Debt Obligation	Unrealized Appreciation ($)
5/2/2008 6/20/2013	590,000[1]	Fixed — 7.25%	Lyondell Chemical Company, 9.8%, 2/1/2020	136,779

At October 31, 2008, open credit default swaps sold were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/5/2007 12/20/2008	340,000[2]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	(17,034)
10/23/2007 12/20/2008	1,300,000[3]	Fixed — 3.4%	Ford Motor Co., 6.5%, 8/1/2018	(68,967)
11/21/2007 12/20/2008	590,000[1]	Fixed — 4.02%	Tenet Healthcare Corp., 7.375%, 2/1/2013	1,864
10/3/2007 12/20/2008	565,000[2]	Fixed — 3.2%	General Motors Co., 7.125%, 7/15/2013	(45,505)
10/4/2007 12/20/2008	595,000[5]	Fixed — 2.6%	General Motors Co., 7.125%, 7/15/2013	(44,955)
10/23/2007 12/20/2008	1,120,000[3]	Fixed — 3.0%	General Motors Co., 7.125%, 7/15/2013	(90,769)
10/4/2007 12/20/2008	565,000[4]	Fixed — 3.1%	Ford Motor Co., 6.5%, 8/1/2018	(30,406)
2/26/2008 3/20/2009	1,370,000[1]	Fixed — 5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013	7,291
2/14/2008 3/20/2009	1,785,000[1]	Fixed — 3.8%	HCA, Inc., 7.7%, 3/20/2009	(3,961)
Total net unrealized depreciation				(292,442)
Counterparties: [1] Merrill Lynch [2] JPMorgan Chase Securities, Inc. [3] Morgan Stanley Co., Inc. [4] Goldman Sachs & Co. [5] Citigroup Global Markets, Inc.

As of October 31, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	4,050,000	USD	5,473,858	11/17/2008	315,331
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	261,475	EUR	196,700	11/17/2008	(10,936)
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008
Assets
Investments: Investments in securities, at value (cost $330,970,178)	$ 234,931,389
Investment in Cash Management QP Trust (cost $5,093,029)	5,093,029
Total investments, at value (cost $336,063,207)	240,024,418
Cash	31,294
Foreign currency, at value (cost $6,309)	6,309
Receivable for investments sold	1,255,232
Receivable for Fund shares sold	382,410
Interest receivable	7,024,361
Unrealized appreciation on forward foreign currency exchange contracts	315,331
Net receivable on closed forward foreign currency exchange contracts	41,019
Other assets	26,406
Total assets	249,106,780
Liabilities
Payable for investments purchased	1,658,845
Payable for Fund shares redeemed	428,193
Distributions payable	280,985
Net unrealized depreciation on credit default swap contracts	155,663
Unrealized depreciation on forward foreign currency exchange contracts	10,936
Accrued management fee	71,540
Other accrued expenses and payables	363,986
Total liabilities	2,970,148
Net assets, at value	$ 246,136,632
Net Assets consist of
Undistributed net investment income	434,885
Net unrealized appreciation (depreciation) on: Investments	(96,038,789)
Credit default swap contracts	(155,663)
Foreign currency	282,992
Accumulated net realized gain (loss)	(96,644,079)
Paid-in capital	438,257,286
Net assets, at value	$ 246,136,632

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($18,683,656 ÷ 3,550,357 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 5.26
Maximum offering price per share (100 ÷ 95.50 of $5.26)	$ 5.51

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,682,138 ÷ 508,938 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 5.27

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,863,063 ÷ 1,111,882 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 5.27
Class S Net Asset Value, offering and redemption price(a) per share ($183,119,280 ÷ 34,706,837 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 5.28

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($35,788,495 ÷ 6,800,558 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 5.26
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2008
Investment Income
Income: Interest (net of foreign taxes withheld of $8,926)	$ 30,869,075
Interest — Cash Management QP Trust	320,370
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	19,900
Dividends	1,349
Total Income	31,210,694
Expenses: Management fee	1,709,956
Administration fee	341,991
Custodian fee	20,611
Services to shareholders	656,446
Distribution and service fees	184,899
Professional fees	136,748
Trustees' fees and expenses	15,337
Reports to shareholders	79,846
Registration fees	72,483
Other	79,716
Total expenses before expense reductions	3,298,033
Expense reductions	(431,682)
Total expenses after expense reductions	2,866,351
Net investment income (loss)	28,344,343
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(23,951,400)
Credit default swap contracts	(196,743)
Foreign currency	603,834
(23,544,309)
Change in net unrealized appreciation (depreciation) on: Investments	(85,861,489)
Credit default swap contracts	(171,109)
Unfunded loan commitments	(4,162)
Foreign currency	423,252
(85,613,508)
Net gain (loss)	(109,157,817)
Net increase (decrease) in net assets resulting from operations	$ (80,813,474)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2008	2007
Operations: Net investment income (loss)	$ 28,344,343	$ 32,720,180
Net realized gain (loss)	(23,544,309)	387,656
Change in net unrealized appreciation (depreciation)	(85,613,508)	(9,494,616)
Net increase (decrease) in net assets resulting from operations	(80,813,474)	23,613,220
Distributions to shareholders from: Net investment income: Class A	(2,162,134)	(2,352,948)
Class B	(297,894)	(383,176)
Class C	(668,464)	(791,653)
Class S	(21,986,925)	(25,294,581)
Institutional Class	(3,743,752)	(4,020,165)
Total distributions	(28,859,169)	(32,842,523)
Fund share transactions: Proceeds from shares sold	70,629,756	104,836,244
Reinvestment of distributions	21,446,188	23,784,189
Cost of shares redeemed	(135,140,297)	(139,565,568)
Redemption fees	17,920	29,214
Net increase (decrease) in net assets from Fund share transactions	(43,046,433)	(10,915,921)
Increase (decrease) in net assets	(152,719,076)	(20,145,224)
Net assets at beginning of period	398,855,708	419,000,932
Net assets at end of period (including undistributed net investment income of $434,885 and $268,553, respectively)	$ 246,136,632	$ 398,855,708

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.50	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[b]	.56	.59	.59	.28
Net realized and unrealized gain (loss)	(2.22)	(.16)	.09	.11
Total from investment operations	(1.66)	.43	.68	.39
Less distributions from: Net investment income	(.58)	(.60)	(.59)	(.27)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 5.26	$ 7.50	$ 7.67	$ 7.58
Total Return (%)[c,d]	(23.60)	5.67	9.38	5.23**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	28	29	24
Ratio of expenses before expense reductions (%)	1.11	1.06	1.07	1.10*
Ratio of expenses after expense reductions (%)	.98	.85	.89	.93*
Ratio of net investment income (%)	8.14	7.72	7.76	7.77*
Portfolio turnover rate (%)	35	75	100	109[e]
[a] For the period May 16, 2005 (commencement of operations of Class A shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain operating expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.51	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[b]	.50	.53	.53	.25
Net realized and unrealized gain (loss)	(2.22)	(.16)	.09	.11
Total from investment operations	(1.72)	.37	.62	.36
Less distributions from: Net investment income	(.52)	(.53)	(.53)	(.24)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 5.27	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[c,d]	(24.19)	4.90	8.48	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	6	7
Ratio of expenses before expense reductions (%)	1.90	1.89	1.90	1.86*
Ratio of expenses after expense reductions (%)	1.77	1.68	1.67	1.69*
Ratio of net investment income (%)	7.35	6.89	6.98	7.01*
Portfolio turnover rate (%)	35	75	100	109[e]
[a] For the period May 16, 2005 (commencement of operations of Class B shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain operating expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.51	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[b]	.51	.53	.53	.25
Net realized and unrealized gain (loss)	(2.23)	(.16)	.09	.11
Total from investment operations	(1.72)	.37	.62	.36
Less distributions from: Net investment income	(.52)	(.53)	(.53)	(.24)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 5.27	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[c,d]	(24.19)	4.95	8.50	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	11	11	9
Ratio of expenses before expense reductions (%)	1.84	1.85	1.85	1.86*
Ratio of expenses after expense reductions (%)	1.72	1.64	1.66	1.69*
Ratio of net investment income (%)	7.41	6.93	6.99	7.01*
Portfolio turnover rate (%)	35	75	100	109[e]
[a] For the period May 16, 2005 (commencement of operations of Class C shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain operating expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.51	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[b]	.57	.61	.61	.29
Net realized and unrealized gain (loss)	(2.22)	(.16)	.09	.11
Total from investment operations	(1.65)	.45	.70	.40
Less distributions from: Net investment income	(.58)	(.61)	(.61)	(.28)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 5.28	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[c]	(23.41)	5.94	9.62	5.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	183	310	316	131
Ratio of expenses before expense reductions (%)	.94	.91	.84	.83*
Ratio of expenses after expense reductions (%)	.81	.70	.64	.66*
Ratio of net investment income (%)	8.31	7.87	8.01	8.04*
Portfolio turnover rate (%)	35	75	100	109[d]
[a] For the period May 16, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain operating expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.50	$ 7.67	$ 7.58	$ 7.75	$ 7.42
Income (loss) from investment operations: Net investment income (loss)[a]	.58	.62	.62	.62	.63
Net realized and unrealized gain (loss)	(2.22)	(.17)	.09	(.18)	.31
Total from investment operations	(1.64)	.45	.71	.44	.94
Less distributions from: Net investment income	(.60)	(.62)	(.62)	(.60)	(.61)
Net realized gains	—	—	—	(.01)	—
Total distributions	(.60)	(.62)	(.62)	(.61)	(.61)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 5.26	$ 7.50	$ 7.67	$ 7.58	$ 7.75
Total Return (%)[b]	(23.31)	6.03	9.74	5.88	13.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	45	56	44	33
Ratio of expenses before expense reductions (%)	.76	.78	.77	.80	.72
Ratio of expenses after expense reductions (%)	.63	.54	.55	.59	.59
Ratio of net investment income (%)	8.50	8.03	8.10	8.04	8.33
Portfolio turnover rate (%)	35	75	100	109[c]	152[c]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS High Income Plus Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in September 2008, FASB Staff Position (FSP) FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued. The FSP requires enhanced disclosures regarding credit derivatives sold by the Fund, including credit default swaps sold. The FSP is effective for fiscal and interim reporting periods ending after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of the FSP.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrows of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semiannually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $96,315,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($31,319,000), October 31, 2010 ($33,371,000), October 31, 2011 ($3,345,000), October 31, 2014 ($3,659,000) and October 31, 2016 ($24,621,000), the respective expiration dates, whichever occurs first. During the year ended October 31, 2008, the Fund lost through expiration $12,891,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared daily and distributed monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 982,963
Capital loss carryforwards	$ (96,315,000)
Net unrealized appreciation (depreciation) on investments	$ (96,367,807)

In addition, during the year ended October 31, 2008, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2008	2007
Distributions from ordinary income*	$ 28,859,169	$ 32,842,523
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income including commitment fees, included in the Statement of Operations, is recorded as income on the accrual basis or when received by the Fund. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $115,696,187 and $169,088,570, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

For the period from November 1, 2007 through May 15, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.07%
Class B	1.83%
Class C	1.83%
Class S	.80%
Institutional Class	.65%

In addition, for the period from November 1, 2007 through May 11, 2010, the Advisor has contractually agreed to waive 0.12% of its management fee.

For the period from May 16, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class B shares at 1.90%.

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.14%
Class B	1.89%
Class C	1.89%
Class S	.89%
Institutional Class	.89%

Accordingly, for the year ended October 31, 2008, the Advisor waived a portion of its management fee aggregating $410,389 and the amount charged aggregated $1,299,567 which was equivalent to an annual effective rate of 0.38% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2008, the Advisor received an Administration Fee of $341,991, of which $22,346 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at October 31, 2008
Class A	$ 36,884	$ —	$ 10,646
Class B	6,267	—	1,970
Class C	8,566	—	2,600
Class S	176,972	4,147	54,036
Institutional Class	11,644	2,101	3,398
	$ 240,333	$ 6,248	$ 72,650

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class B	$ 29,389	$ 1,764
Class C	65,985	4,267
	$ 95,374	$ 6,031

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2008	Annual Effective Rate
Class A	$ 57,950	$ 482.23%
Class B	9,706	563.25%
Class C	21,869	996.25%
	$ 89,525	$ 2,041

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2008 aggregated $9,214.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2008, the CDSC for Class B and C shares aggregated $12,825 and $409, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A. For the year ended October 31, 2008, DIDI received $378 for Class A shares.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $33,162, of which $18,321 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended October 31, 2008, the Fund paid its allocated portion of the retirement benefit of $1,762 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2008, the Fund's custodian fee was reduced by $11,044 and $2,239 for custody and transfer agent credits earned, respectively.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	899,847	$ 6,221,192	1,299,681	$ 10,088,949
Class B	123,031	833,838	86,769	667,435
Class C	181,862	1,279,898	390,447	2,985,988
Class S	5,159,154	35,315,683	9,137,035	70,337,581
Institutional Class	3,952,834	26,979,145	2,726,469	20,756,291
		$ 70,629,756		$ 104,836,244
Shares issued to shareholders in reinvestment of distributions
Class A	198,057	$ 1,330,483	177,345	$ 1,362,116
Class B	22,454	151,918	22,330	171,862
Class C	44,462	299,848	49,150	378,579
Class S	2,415,890	16,333,455	2,390,324	18,384,168
Institutional Class	499,004	3,330,484	453,004	3,487,464
		$ 21,446,188		$ 23,784,189
Shares redeemed
Class A	(1,343,530)	$ (9,025,699)	(1,431,372)	$ (11,004,187)
Class B	(263,629)	(1,786,568)	(294,453)	(2,266,317)
Class C	(533,388)	(3,525,270)	(508,689)	(3,853,238)
Class S	(14,193,994)	(95,981,309)	(11,456,901)	(87,847,264)
Institutional Class	(3,621,755)	(24,821,451)	(4,535,205)	(34,594,562)
		$ (135,140,297)		$ (139,565,568)
Redemption fees		$ 17,920		$ 29,214
Net increase (decrease)
Class A	(245,626)	$ (1,473,929)	45,654	$ 467,489
Class B	(118,144)	(800,812)	(185,354)	(1,426,993)
Class C	(307,064)	(1,945,524)	(69,092)	(487,992)
Class S	(6,618,950)	(44,324,955)	70,458	880,922
Institutional Class	830,083	5,498,787	(1,355,732)	(10,349,347)
		$ (43,046,433)		$ (10,915,921)

G. Credit Facility

The Fund had a revolving credit facility for investment leveraging purposes as approved by the Trustees to be administered by Bank of America, N.A. not to exceed $25 million at any one time which was available until October 9, 2008, at which time the credit facility was terminated. The Fund could borrow up to a maximum of 20% of its net assets under the agreement. The Fund was charged an annual commitment fee. Interest was calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. There were no loans from the credit facility for the period ending October 9, 2008.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS High Income Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS High Income Plus Fund (the "Fund") at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 24, 2008	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Taxpayers filing on a calendar year basis will receive tax information for the 2008 calendar year after year end.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007. The Board also noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first six months of 2008. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHBX	SGHCX	SGHSX	MGHYX
CUSIP Number	23339E 699	23339E 681	23339E 673	23339E 665	23339E 640
Fund Number	416	616	716	2100	596

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2008, DWS High Income Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$64,790	$0	$0	$0
2007	$60,375	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of

Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Europe & Russia Fund, Inc.

DWS Core Fixed Income Fund, a series of DWS Advisor Funds

DWS High Income Plus Fund, a series of DWS Advisor Funds

DWS International Select Equity Fund, a series of DWS Advisor Funds

DWS Short Duration Fund, a series of DWS Advisor Funds

DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

DWS Balanced Fund

DWS Blue Chip Fund

DWS Global High Income Fund, Inc.

DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

DWS Europe Equity Fund, a series of DWS International Fund, Inc.

DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

DWS Strategic Government Securities Fund

DWS Strategic Income Fund

DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008